UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  ____________

                                    FORM 8-K
                                 CURRENT REPORT
                                  ____________

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
       Date of Report (Date of earliest event reported): January 27, 2006

                                  ____________

                           R.H. DONNELLEY CORPORATION
             (Exact name of registrant as specified in its charter)

                                  ____________



           Delaware                  1-07155                 13-2740040
 (State or other jurisdiction      (Commission             (IRS Employer
      of incorporation)            File Number)           Identification No.)

     1001 Winstead Drive      Registrant's telephone
          Cary, NC              number, including
   (Address of principal            area code:                 27513
    executive offices)            (919) 297-1600             (Zip Code)

                                  ____________


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 8.01.     Other Events

     On January 31, 2006, R.H. Donnelley Corporation (the "Company") issued a press release announcing that it and a newly formed subsidiary, R.H. Donnelley Finance Corporation III ("Finance Corp."), completed the previously announced private placement of senior notes on January 27, 2006. Pursuant to Rule 135c of the Securities Act of 1933, the Company is filing herewith the press release issued January 31, 2006 as Exhibit 99.1 hereto, which is incorporated by reference herein.


Item 9.01.     Financial Statements and Exhibits.

       (d)   Exhibits.

             The following exhibit is filed with this report:

       Exhibit No.       Exhibit Description
       -----------       -------------------

       99.1              Press Release, dated January 31, 2006.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                           R.H. DONNELLEY CORPORATION

                                           /s/ Robert J. Bush
                                           -------------------------------------
                                           Robert J. Bush
                                           Vice President, General Counsel
                                            & Corporate Secretary



                                           Date:   January 31, 2006



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                                  EXHIBIT INDEX


     Exhibit No.       Exhibit Description
     -----------       -------------------

     99.1              Press Release, dated January 31, 2006.



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